EXHIBIT 99.3

ATTORNEY GENERAL OF THE STATE OF NEW YORK BUREAU OF INVESTMENT PROTECTION
X
In the Matter of
JANUS CAPITAL MANAGEMENT, LLC
X

ASSURANCE OF DISCONTINUANCE
PURSUANT TO EXECUTIVE LAW § 63 (15)

     WHEREAS, pursuant to the provisions of the Martin Act (Article 23-A of the General Business Law), Eliot Spitzer, Attorney General of the State of New York (hereinafter, the “Attorney General”), commenced an investigation in July 2003 into the practices, procedures and conduct of Janus Capital Management LLC (“JCM”) during the period 1998 through September 2003 respecting: (a) market timing of mutual funds advised by JCM; and (b) late trading of mutual funds advised by JCM (collectively, the “Investigation”);1

     WHEREAS, the Investigation was conducted in cooperation with parallel investigations of JCM by the U.S. Securities and Exchange Commission (“SEC”), the Colorado Attorney General’s Office, and the Colorado Division of Securities;

     WHEREAS, JCM serves as the investment advisor to the mutual funds listed in Schedule A hereto (the “Funds”), which Funds are a series of Janus Investment Fund, Janus Adviser Series, or Janus Aspen Series (each a “Trust”), and JCM is a wholly owned subsidiary of Janus

     1 “Market timing” refers to the practice of short-term investing in mutual fund shares and/or the exploitation of pricing inefficiencies in mutual fund share pricing. “Late trading” refers to obtaining a given day's mutual fund share price for orders to buy, sell or exchange shares that were placed after the close of the market on that day.

Capital Group Inc., a public holding company whose stock trades on the New York Stock Exchange and that has its principal place of business in Denver, Colorado;

     WHEREAS, in the course of the Investigation, numerous witnesses were interviewed and/or deposed and extensive documentary evidence was reviewed;

     WHEREAS, JCM has cooperated in the Investigation by producing documentary evidence and witnesses and identifying evidence relevant to the Investigation;

     WHEREAS, as set forth in the findings of fact (“Findings”) below, the Investigation revealed that certain practices by JCM have violated the Martin Act, § 349 of the General Business Law, and Executive Law § 63 (12);

     WHEREAS, JCM has advised the Attorney General of its desire to resolve the Investigation;

     WHEREAS, JCM has reduced the management fees it charges to certain Funds distributed to retail investors in the United States, has implemented or agreed to implement certain changes with respect to the corporate governance of the Funds, to maintain a certain compliance and ethics corporate structure, and to make certain payments; and

     WHEREAS, the Attorney General finds the following sanctions appropriate and in the public interest and JCM agrees to the sanctions provided herein;

     NOW THEREFORE, the Attorney General, based upon the Investigation, makes the following Findings:

FINDINGS

     1. JCM is and, was a Delaware limited liability company with its principal place of business located at 151 Detroit Street, Denver, Colorado 80206. At all relevant times, JCM was an investment adviser which had registered with the SEC pursuant to Section 203(c) of the

Advisers Act and filed with the State of New York. JCM served as the investment adviser to certain registered investment companies, including Janus Investment Fund, Janus Adviser Series, and Janus Aspen Series. JCM is a wholly owned subsidiary of Janus Capital Group Inc. (“JCG”), a public holding company whose stock trades on the New York Stock Exchange. As an investment adviser to the Funds, JCM owed fiduciary duties to such mutual funds and their investors.

     2. The Attorney General has jurisdiction over this matter pursuant to the Martin Act (Article 23-A of the General Business Law) and Executive Law § 63.

I.	Overview

     3. This is a proceeding against JCM based on its negotiated, but undisclosed, market timing agreements in which JCM permitted 12 entities (the “Market Timers” or “Timers”) to market time certain Janus mutual funds while representing to other shareholders that it did not permit frequent trading or market timing in its mutual funds. Market timing includes (a) frequent buying and selling of shares of the same mutual fund or (b) buying or selling mutual fund shares in order to exploit inefficiencies in mutual fund pricing. Market timing, while not illegal per se, can harm other mutual fund shareholders because it can dilute the value of their shares, if the market timer is exploiting pricing inefficiencies, or disrupt the management of the mutual fund’s investment portfolio and can cause the targeted mutual fund to incur costs borne by other shareholders to accommodate frequent buying and selling of shares by the market timer.

     4. Some of the timing agreements were entered into with the understanding that the Market Timer would make long term investments, so-called “sticky assets,” in certain Janus mutual funds. In addition, JCM waived all redemption fees that would have otherwise been assessed against the Market Timers for their frequent trading activity.

     5. The market timing agreements financially benefitted JCM in that JCM realized additional advisory fees from the timed funds and sticky assets under its management. Because of JCM’s financial interest in the increased assets under management, JCM had a conflict of interest with the Janus mutual funds subject to the market timing agreements. JCM failed to disclose the conflict of interest to the Board of Trustees and the shareholders of the affected mutual funds, thereby breaching JCM’s fiduciary duty to the mutual funds.

     6. At the same time JCM entered into and maintained market timing agreements, the prospectuses for the funds being timed stated, or at least strongly implied, that JCM did not permit frequent trading or market timing in these funds. In addition to the prohibitions against market timing contained in its prospectuses, JCM regularly monitored and policed market timing and frequent trading in the Janus funds and took steps to stop such trading when it was identified, including barring shareholders from the funds.

II.	Facts

     A. JCM’s Market Timing Agreements

     7. Between November 2001 and September 2003, JCM entered into or maintained agreements with 12 Market Timers that allowed those entities to “market time” mutual funds for which JCM was the investment adviser. These agreements permitted the Market Timers to trade far more frequently than other shareholders and, in some cases, to make frequent trades of up to tens of millions of dollars each in the mutual funds. Certain members of JCM’s senior management and certain portfolio managers knew about, or were reckless in not knowing about, the approved market timing relationships.

     8. Certain members of JCM’s sales group negotiated the market timing agreements orally or through email communications and did not otherwise document agreements with the Market Timers in written contracts. Under these agreements, JCM usually negotiated a certain number of “round trips” allowed within a given time frame and a maximum dollar amount for each exchange.

     9. After negotiating the market timing agreements, the sales group communicated the terms of the agreements to JCM’s operations group to help ensure that all approved timing activity was timely processed and not restricted as part of JCM’s normal practice of monitoring and restricting market timing in Janus funds. By 2003, JCM’s operations group began maintaining a list of approved Market Timers. By June 2003, that list included specific information about the agreements such as the client contact, the names of the funds approved for frequent trading, dollar trade limits, number of approved trades, and total dollar amount invested.

     10. Certain Janus funds in which Market Timers engaged in frequent trading assessed redemption fees. These redemption fees were adopted to offset brokerage commissions and other costs associated with changes in the mutual funds’ asset level and cash flow due to short-term trading. A single such fund assessed redemption fees for the entire time period from November 2001 through August 2003. Other such funds assessed redemption fees beginning in March or June 2003. As part of its agreements with the Market Timers, JCM waived redemption fees for their trading in these funds.

     11. In connection with some of its market timing agreements, JCM required the approved Market Timer to maintain, or “park,” “sticky assets” in Janus mutual funds that were not being timed. In other instances, JCM understood that the total amount of a Market Timer’s investments in Janus mutual funds would be substantially greater than the daily trade limits set by JCM for that Market Timer.

     12. In addition to the management fees it received from assets being timed by the Market Timers, JCM received additional management fees from the non-timed assets that the Market Timers parked in Janus funds.

     13. Most of the market timing under the timing agreements occurred within seven Janus funds.

     14. Collectively, the timing activity by the Market Timers caused a substantial amount in dilution to the affected Janus mutual funds.

     15. JCM breached its fiduciary duty to the mutual funds subject to the timing agreements by failing to disclose its conflict of interest with the mutual funds arising from the market timing agreements.

     B. JCM’s Largest Timer

     16. Between November 2001 and September 2003, JCM’s single largest timer (the “Largest Timer”) was permitted to time at least seven Janus funds, making more than 500 trades that included total purchases of more than $2.5 billion dollars. By the summer of 2003, the Largest Timer had as much as $263,000,000 invested in Janus funds at any give time.

     17. In November 2001, the Largest Timer initially invested in the Janus Mercury Fund as a result of a friendship between a then portfolio manager at JCM and a principal at the

     Largest Timer. The Largest Timer began timing the Janus Mercury Fund shortly thereafter, and was permitted to do so by JCM.

     18. By April 2002, the Largest Timer began making frequent trades in other Janus funds.

     19. During most of the time that it was making frequent trades in Janus mutual funds, the Largest Timer invested additional assets that were substantially greater than the daily trade limits set by JCM for the Largest Timer.

     20. JCM did not assess applicable redemption fees against the Largest Timer for its short-term trading activity.

C.	The Funds’ Prospectuses Prohibited, and JCM Actively Policed, Market Timing and Frequent Trading in Janus Mutual Funds at the Same Time that JCM Allowed the Approved Market Timers to Time the Funds

     21. During the same time period that JCM entered into agreements with the Market Timers and allowed the Market Timers to make frequent trades in the Janus funds, the prospectuses for these funds stated, or at least strongly implied, that JCM did not permit frequent trading or market timing in these funds. The prospectuses also stated that frequent trading in the funds could disrupt portfolio investment strategies and increase fund expenses for all fund shareholders, and stated that the funds were not intended for market timing or excessive trading.

     22. Between November 2001 and September 2003, JCM provided these prospectuses to shareholders and prospective shareholders in the funds and filed registration statements containing these prospectuses with the SEC.

     23. In an effort to effectuate the prohibition on market timing set forth in the funds’ prospectuses, JCM regularly monitored and policed market timing and frequent trading in the funds and took steps, in certain circumstances, to stop such trading when it was identified, including barring shareholders from the funds. At the same time it was policing market timing and frequent trading, and prohibiting other shareholders from engaging in it, JCM allowed the Market Timers to engage in these practices.

     24. In the fall of 2002, as part of JCM’s efforts to combat market timing in Janus mutual funds, JCM’ s then Chief Executive Officer commissioned an internal study to examine the market timing problem and make recommendations to address the problem. At the conclusion of this study, a report was prepared that highlighted the adverse impacts associated with market timing in mutual funds, identified the fact that JCM had approved market timing agreements, and recommended that these agreements be terminated.

     25. More than 30 people at JCM, including several members of senior management, received a copy of this market timing report. Nevertheless, JCM did not terminate its approved market timing relationships at this time and continued to enter into agreements with Market Timers until July 2003.

III.	Violations

     26. The foregoing acts and practices of JCM violated the Martin Act, Article 23-A of the General Business Law.

     27. The foregoing acts and practices of JCM violated § 349 of the General Business Law.

     28. The foregoing acts and practices of JCM violated § 63 (12) of the Executive Law.

AGREEMENT

     IT NOW APPEARING THAT JCM desires to settle and resolve the Investigation without admitting or denying the Attorney General’s Findings, which Findings are not binding on any other person or entity in this or any other proceeding, the Attorney General and JCM hereby enter into this Assurance of Discontinuance, pursuant to Executive Law § 63 (15), and agree as follows:

I.	Affirmative Relief

     A. Disgorgement and/or Restitution and Civil Penalty

     1. JCM shall pay $50,000,000 in disgorgement and/or restitution plus a civil money penalty in the amount of $50,000,000 for a total payment of $100,000,000 exclusive of the value of the management fee reductions provided for in Section I.C. hereof. The $100,000,000 payment shall be remitted to and administered by the SEC in accordance with the Order Instituting Administrative and Cease and Desist Proceedings, to be issued by the SEC against JCM (the “SEC Order”). Amounts ordered to be paid as civil money penalties pursuant to this Assurance of Discontinuance (i.e., pursuant to the terms of the SEC Order) shall be treated as penalties paid to the government for all purposes, including tax purposes.

     2. JCM agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification, including, but not limited to, payment made pursuant to any insurance policy, with regard to any or all of the amounts payable pursuant to Paragraph I.A.1 of this Assurance of Discontinuance. Nothing in this Assurance of Discontinuance shall: (i) prevent JCM from bringing claims (including claims for indemnity and/or contribution) against persons or entities for injuries sustained as a result of market timing or late trading; or (ii) limit or impair the rights of persons other than JCM under any applicable insurance policy.

     3. Except as specified in Section I.E., no payments made or costs incurred by JCM pursuant to or in connection with this Assurance of Discontinuance shall be borne directly or indirectly by any Fund or Trust or the shareholders thereof. JCM agrees and undertakes that neither it nor any of its affiliates shall directly or indirectly assess any fee or charge to any Fund or Trust, or the shareholders thereof, to defray, recoup or reimburse any such payments or costs, including, but not limited to, the reduction in management fees provided for in Section I.C. below. Within 15 days after the end of JCM’s fiscal years 2004 through 2009, the president or chief executive officer of JCM shall certify in writing to the Attorney General that JCM has complied in all material respects with the provisions of this Paragraph.

     B. General Relief

     1. JCM admits the jurisdiction of the Attorney General over JCM in connection with the subject matter of this Investigation. JCM will cease and desist from engaging in any acts in violation of the Martin Act, General Business Law § 349 and/or Executive Law § 63 (12) and will comply with the Martin Act, General Business Law § 349 and Executive Law § 63 (12).

     2. A violation of any provision of this Assurance of Discontinuance by JCM shall constitute prima facie proof of violation of the Martin Act, General Business Law § 349 and Executive Law § 63(12) in any civil action or proceeding hereafter commenced by the Attorney General.

     C. Reduction of Management Fee Rates For Five Years

     1. JCM represents and warrants that effective July 1, 2004, JCM and its Successors (as hereinafter defined in Section II.D.8) have established reduced Net Management Fee Rates for certain of the Funds, which Funds are identified in Schedule B to this Assurance of Discontinuance (the “Affected Funds”). “Net Management Fee Rates” means the percentage fee rates specified in the relevant agreements between JCM or its affiliates and the Affected Funds, less waivers and reimbursements by JCM and its affiliates, in effect as of May 31, 2004, which rates are set forth on Schedule B. The reduced Net Management Fee Rates shall result in a reduction of $25 million a year based upon assets under management of the Affected Funds as of May 31, 2004, for a total projected reduction over five years of $125 million from the amount of fees that would have been paid by the Affected Funds based on the Net Management Fee Rates and assets under management of the Affected Funds as of May 31, 2004. JCM agrees that the reduced Net Management Fee Rates established pursuant to this Paragraph shall not be increased through June 30, 2009.

     2. JCM represents and warrants that Schedule B accurately and completely states: (a) assets under management by the Affected Funds as of May 31, 2004; (b) the Net Management Fee Rates for the Affected Funds as of May 31, 2004; and (c) the reduced Net Management Fee Rates and the resulting Net Management Fee reduction of $25 million as provided in Paragraph I..C.1 above.

     D. Corporate Governance of Mutual Funds

     1. On or after October 1, 2004, JCM shall not manage or provide investment advisory services to any Fund or Trust that has not agreed to and implemented the provisions of

Section I of this Assurance of Discontinuance insofar as they concern acts by the Fund or Trust. In the event that any Fund or Trust to which JCM provides management or investment advisory services ceases to continue to act in accordance with such provisions, JCM shall promptly terminate its management of, and/or provision of advisory services to, such Fund or Trust. Any such termination will be made in accordance with the terms of JCM’s investment advisory agreement with such Fund or Trust, in accordance with the provisions of the Investment Company Act of 1940 (15 U.S.C. 80a-1, et seq.) and the Investment Advisers Act of 1940 (15 U.S.C. 80b-1, et seq.)(collectively, the “ ‘40 Acts”), and within 180 days, unless this period is extended by agreement of the parties to this Assurance of Discontinuance. For purposes of this Subsection D, “Fund” includes any mutual fund into which any Fund is merged or its assets are transferred, or any reorganized mutual fund into which the assets of any Fund are transferred.

  Chairman of the Board

     2. JCM may manage or advise a Fund of a Trust only if the Chairman of the Board of Trustees of such Trust (the “Chairman”) is in all respects independent of JCM and its affiliates and has had no prior relationship (other than a purely social relationship), at any time, with JCM, its then present or former affiliates, directors, officers, employees, or agents acting in their capacity as such agents, or with such Fund of a Trust (other than to have been a Board member or Chairman of the Board of a JCM or JCM affiliated mutual fund or closed-end fund) (hereinafter referred to as an “Impermissible Relationship”). An Impermissible Relationship includes, but is not limited to, any of the following types of relationships: (a) substantial commercial, banking or financial relationship, other than as an owner of shares of a JCM or JCM affiliated mutual fund or closed-end fund on customary terms; or (b) any attorney-client, accounting, consulting, advisory, familial, charitable, employee, director, trustee or officer relationship; provided, however, a charitable relationship shall not be deemed an Impermissible Relationship if the charitable relationship is disclosed to the Board of Trustees. During the period when acting as Chairman, the Chairman and any firm with which he or she is affiliated shall have no such Impermissible Relationship. For a period of two years following conclusion of the Chairman’s services as such, JCM and its affiliates shall not enter into any substantial commercial, banking or financial relationship or any attorney-client, accounting, consulting, or advisory relationship with the Chairman or with any firm with which the Chairman was affiliated while Chairman; provided that nothing herein shall prevent JCM and its affiliates from advising a mutual fund or a closed-end fund of which the Chairman serves as a member of the Board or of which the Chairman owns shares on customary terms. An interested person of JCM or of a Fund or Trust shall not be deemed “independent.” For purposes of this Assurance of Discontinuance, “interested person” has the same meaning as defined in the Investment Company Act of 1940 and “familial” means all individuals within three degrees of consanguinity or affinity.

     3. In the event that JCM desires input from the Attorney General as to whether a proposed Chairman of the Board of Trustees (Senior Officer, Independent Compliance Consultant or Independent Fee Consultant, as defined below) has a relationship that is an Impermissible Relationship, JCM may make full disclosure of the facts and circumstances and seek the prior guidance of the Attorney General; provided, however, that nothing contained herein shall be construed to excuse a breach of this Assurance of Discontinuance where a Chairman, Senior Officer, Independent Compliance Consultant or Independent Fee Consultant has already assumed office before the input of the Attorney General was sought by JCM.

  Trustees

     4. JCM may manage or advise a Fund only if at least seventy-five percent of the members of a Fund’s Board of Trustees: (a) are not interested persons, as defined by the Investment Company Act, of JCM or any of its affiliates; and (b) have not been directors, officers or employees of JCM at any point during the preceding 10 years (“Independent Members”). In the event that a Fund’s Board of Trustees fails to meet this requirement at any time due to the death, resignation, retirement or removal of any Independent Member, JCM shall terminate its management of, and provision of advisory services to such Fund or Trust unless the Independent Members bring a Fund or Trust’ s Board of Trustees into compliance within a reasonable period of time as provided under the provisions of the ‘40 Acts, not to exceed 120 days (or 180 days if a shareholder vote is necessary), unless extended by written agreement of the parties to this Assurance of Discontinuance.

  Senior Officer

     5. Within 30 days of the parties’ execution of this Assurance of Discontinuance, JCM shall recommend in writing to the Board of Trustees of each Trust that the Trust either:

         (a) appoint a full-time senior officer (“Senior Officer”) with the title of at least Senior Vice President who shall have no Impermissible Relationship during the period he or she is acting as Senior Officer, provided, however, that a Trust’s Senior Officer may be technically employed and paid by JCM or an affiliate of JCM and may be the same person the Trust designates as the Chief Compliance Officer of the Trust pursuant to Rule 38a-1(a)(4) of the Investment Company Act, 17 C.F.R. 270.38a-1(a)(4), so long as the Senior Officer is not also employed by JCM or an affiliate of JCM pursuant to Rule 206(4)-7 of the Investment Advisers

Act, 17 C.F.R. 275.206(4)-7, nor has any duties or responsibilities other than as Chief Compliance Officer of the Trust pursuant to Rule 38a-1(a)(4) and Senior Officer of the Trust pursuant to this Assurance of Discontinuance. The Senior Officer may serve as Senior Officer to more than one Trust. For a period of two years following conclusion of the Senior Officer’s services as such, JCM and its affiliates shall not enter into any substantial commercial, banking or financial relationship or any attorney-client, accounting, consulting, or advisory relationship with the Senior Officer or with any firm with which the Senior Officer was affiliated while Senior Officer; or,

         (b) engage an independent compliance consultant (the “Independent Compliance Consultant”)who shall have no Impermissible Relationship during the period he or she is acting as Independent Compliance Consultant and who has the duties and responsibilities set forth in Paragraph I.D.8, below. The Independent Compliance Consultant shall be a named individual who is either self-employed or a principal, partner, member or officer of an entity. The Independent Compliance Consultant may not be employed by JCM pursuant to Rule 206(4)-7 of the Investment Advisers Act, 17 C.F.R. 275.206(4)-7, but the Independent Compliance Consultant may be the same person who serves as the Independent Compliance Consultant pursuant to Paragraph 31 of the SEC Order, so long as the Independent Compliance Consultant has no duties or responsibilities to JCM, JCM’s affiliates, or any of their officers, directors or agents. For a period of two years following conclusion of the Independent Compliance Consultant’s services as such, JCM and its affiliates shall not enter into any substantial commercial, banking or financial relationship or any attorney-client, accounting, consulting, or advisory relationship with the Independent Compliance Consultant or with any firm with which the Independent Compliance Consultant was affiliated while Independent Compliance Consultant;

     6. JCM may manage or advise a Fund of a Trust only if the Senior Officer or Independent Compliance Consultant of the Trust acknowledges that he or she owes a fiduciary duty to the Board of Trustees of the Trust and to the shareholders of the Fund, and only if he or she reports directly to the Board of Trustees of the Trust and such reporting is as often as may be appropriate, but no less than quarterly.

     7. JCM may manage or advise a Fund of a Trust only if, subject to approval by the Independent Members of the Trust’s Board of Trustees, the Senior Officer or the Independent Compliance Consultant has the authority to retain or consult consultants, experts or staff as may be reasonably necessary to assist the Senior Officer or the Independent Compliance Consultant in the performance of his or her duties. The Senior Officer or the Independent Compliance Consultant, and such consultants, experts or staff shall be compensated at their reasonable and customary rates as determined by the Independent Members of the Board of Trustees of the Trust. The Senior Officer or the Independent Compliance Consultant of a Trust may be terminated only with the approval of a majority of the Independent Members of the Trust’s Board of Trustees.

     8. JCM may manage or advise a Fund of a Trust only if the duties and responsibilities of the Senior Officer or Independent Compliance Consultant of the Trust include at least monitoring compliance by the Fund of a Trust and its investment advisor(s) (insofar as the advisors act in connection with the Fund), with: (i) applicable federal and state securities laws; (ii) applicable state laws respecting potential or actual conflicts of interests; (iii) their respective fiduciary duties; and (iv) applicable codes of ethics and/or compliance manuals.

     9. JCM may manage or advise a Fund of a Trust only if the Independent Members of a Trust’s Board of Trustees assign to the Senior Officer the following duties, or retain an independent fee consultant (the “Independent Fee Consultant”) who shall acknowledge that he or she owes a fiduciary duty to the Board of Trustees of the Trust and to the shareholders of the Fund and whose duties and responsibilities include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance. Proposed management fees include, but are not limited to, renewal of existing management fee agreements or continuation of such existing fee agreements for more than a year after approval by the Board of Trustees of a Trust. The Independent Fee Consultant shall be a named individual who is either self-employed or a principal, partner, member or officer of an entity. The Independent Fee Consultant shall have no duties or responsibilities to JCM, JCM’s affiliates, or any of their officers, directors or agents and shall have no Impermissible Relationship (except that the Independent Fee Consultant may have previously served as a Fee Consultant to the Trust) during the period he or she is acting as Independent Fee Consultant. For a period of two years following conclusion of the Independent Fee Consultant’s services as such, JCM and its affiliates shall not enter into any substantial commercial, banking, or financial relationship or any attorney-client, accounting, consulting, or advisory relationship with the Independent Fee Consultant or with any firm with which the Independent Fee Consultant was affiliated while Independent Fee Consultant;

     10. JCM may manage or advise a Fund of a Trust only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Trust using either:

         (a) an annual competitive bidding process, supervised by the Senior Officer or the Independent Fee Consultant, that includes at least three sealed bids with proposed management fees; or

         (b) an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant that considers at least the following: (i) management fees (including any components thereof) charged to institutional and other clients of JCM for like services; (ii) management fees (including any components thereof) charged by other mutual fund companies for like services; (iii) costs to JCM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; (iv) profit margins of JCM and its affiliates from supplying such services; (v) possible economies of scale as the Fund grows larger; and (vi) the nature and quality of JCM’s services, including Fund performance.

     11. JCM may manage or advise a Fund of a Trust only if the Trust’s Senior Officer or the Independent Fee Consultant keeps the Trust’s Board of Trustees fully and promptly informed of the bidding process or the fee evaluation process, as the case may be.

     12. JCM may manage or advise a Fund of a Trust only if it cooperates fully and promptly with the Trust’s Senior Officer, Independent Compliance Consultant or Independent Fee Consultant and provides any information (including preparation of summaries or other compilations of data) and documents in the possession, custody or control of JCM that the Senior Officer, Independent Compliance Consultant or Independent Fee Consultant requests and that relate to or concern any of the matters referenced in this Section. JCM shall promptly provide the Senior Officer, Independent Compliance Consultant or Independent Fee Consultant with access to any director, officer or employee of JCM and use its best efforts to cause such persons to answer any and all inquiries put to them by the Senior Officer, Independent Compliance Consultant or the Independent Fee Consultant that relate to or concern any such matters.

     13. JCM may manage or advise a Fund of a Trust, after October 1, 2004, only if the Trust has hired and continues to employ or retain the Trust’s Senior Officer and/or Independent Compliance Consultant and/or Independent Fee Consultant. On or before October 1, 2004, JCM shall provide a written schedule to the Attorney General that identifies the name of the Trust’s Senior Officer and/or Independent Compliance Consultant and/or the Independent Fee Consultant and describes his or her background and compensation. JCM shall keep the information on the schedule current and provide an updated schedule to the Attorney General within 10 days of any change in such information.

     14. No later than 15 days after the Board of Trustees of a Trust has completed its review of the written fee evaluation provided for in Section I.D.10 and approved a new advisory agreement or continuation of a presently existing advisory agreement, JCM shall publicly disclose a summary of such evaluation and any opinions or conclusions arising from or included in the evaluation (hereinafter referred to as the “Fee Summary”). The Fee Summary shall discuss the factors referenced in Section I.D.10 and sufficient specifics so that an investor in a Fund can evaluate the reasonableness of the fees; provided, however, that the Fee Summary shall not be required to include or reveal confidential, competitively sensitive data, such as (but not limited to) institutional fee rates, internal costs and profit margins. Public disclosure shall include, at least: (a) continuous, prominent posting (in downloadable format) on the Fund’s website of Fee Summaries of at least the two most recent fee evaluations as part of the Fund description; (b) delivery or incorporation of the Fee Summary of the most recent fee evaluation with, or in, the annual and semi-annual reports furnished to shareholders; and (c) prominent notice, in any periodic account statements furnished by the Fund to individual direct investors, of the fact that the Fee Summaries are available as provided in (a) and (b) of this Paragraph I.D.14.

     E. Disclosure to Investors

     1. JCM shall:

         (a) maintain, commencing no later than 120 days after the execution of this Assurance of Discontinuance, continuous, prominent posting on JCM’s website of a calculator that will enable an investor to calculate: (i) the fees and costs, in actual dollars on a fund-by-fund basis, charged to each investor based upon the investor’s most recent quarterly closing balance; (ii) the fees and costs, in actual dollars that would be charged a hypothetical investment of $10,000 held for the next 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced Net Management Fee Rates provided in Section I.C. above for disclosures made during the period through July 1, 2009, and assuming for disclosures made after July 1, 2009, a 5% return for each year and the then current Net Management Fee Rates;

         (b) include with each periodic account statement a Fund sends to each shareholder, beginning with the statement for the period ending March 31, 2005: (i) the fees and costs, in actual dollars on a fund-by-fund basis, charged to each shareholder based upon the shareholder’s most recent quarterly closing balance; (ii) the fees and costs, in actual dollars that would be charged a hypothetical investment of $10,000 held for the next 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced Net Management Fee Rates provided in Section I.C. above for disclosures made during the period through July 1, 2009, and assuming for disclosures made after July 1, 2009, a 5% return for each year and the then current Net Management Fee Rates;

         (c) Subject to SEC approval, disclose in the applicable prospectus or amendment thereto a summary showing the fees and costs, in actual dollars, that would be borne by hypothetical investment of $10,000 held for the next 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced Net Management Fee Rates provided in Section I.C. above for disclosures made during the period through July 1, 2009, and assuming for disclosures made after July 1, 2009, a 5% return for each year and the then current Net Management Fee Rates; and

     2. JCM shall bear the costs for developing procedures to implement the measures set forth above in Paragraph I.E.1 in an easy to understand format.

II.	Other Provisions

     A. Scope Of This Assurance of Discontinuance

     1. This Assurance of Discontinuance concludes the Investigation brought by the Attorney General and any action the Attorney General could commence against JCM or any of its current affiliates (other than natural persons) or any Trust arising from or relating to the subject matter of the Investigation; provided however, that nothing contained in this Assurance of Discontinuance shall be construed to cover claims of any type by any other state agency or any claims that may be brought by the Attorney General to enforce JCM’s obligations arising from or relating to the provisions contained in this Assurance of Discontinuance. This Assurance of Discontinuance shall not prejudice, waive or affect any claims, rights or remedies of the Attorney General with respect to any person, other than JCM or any of its current affiliates (other than natural persons) and the Trusts, all of which claims, rights, and remedies are expressly reserved.

     2. If JCM does not make the payments as provided in Section I.A. of this Assurance of Discontinuance (i.e., pursuant to the SEC Order) or the Net Management Fee reductions as provided in Section I.C. of this Assurance of Discontinuance, or JCM commits a breach of any of its obligations under this Assurance of Discontinuance, the Attorney General may terminate this Assurance of Discontinuance, at his sole discretion, upon written notice to JCM, followed by JCM’s failure to cure such breach within a reasonable time, and JCM agrees that any statute of limitations or other time related defenses applicable to the subject of the Investigation and any claims arising from or relating thereto are tolled from and after December 31, 2003. In the event of such termination, JCM expressly agrees and acknowledges that this Assurance of Discontinuance shall in no way bar or otherwise preclude the Attorney General from commencing, conducting or prosecuting any investigation, action or proceeding, however denominated, related to the Investigation, against JCM or from using in any way any statements, documents or other materials produced or provided by JCM after commencement of the Investigation, including, without limitation, any statements, documents or other materials provided for purposes of settlement negotiations.

     3. For any person or entity not a party hereto, this Assurance of Discontinuance does not prohibit, limit, or create any rights, remedies, or liabilities. It also does not limit or prohibit any defenses of JCM, its current or former affiliates, or their respective heirs, successors, executors, administrators, and assigns to claims asserted by any person or entity not a party hereto.

     4. This Assurance of Discontinuance is not intended by the Attorney General to subject JCM or any of its affiliates to any disqualifications under the laws of any state, the District of Columbia, Puerto Rico or territory (collectively “State”), including, without limitation, any disqualifications from relying upon the State registration exemptions or State safe harbor provisions.

     5. The SEC Order, assurances of discontinuance entered into or orders issued by the Attorney General of the State of Colorado or the Colorado Division of Securities, respectively, and this Assurance of Discontinuance, and the order of any other State in related proceedings against JCM or its affiliates (collectively, the “Settlement Documents”) shall not disqualify JCM or its affiliates from any business that they otherwise are qualified, licensed or permitted to perform under the applicable law of the State of New York and any disqualifications from relying upon this state’s registration exemptions or safe harbor provisions that arise from the Settlement Documents are hereby waived.

     B. Cooperation

     1. JCM, its current affiliates, and its successors, assigns, and/or purchasers of all or substantially all its assets (“JCM Entities”) agree to cooperate fully and promptly with the Attorney General with regard to any investigation, litigation or other proceeding initiated by the Attorney General or to which the Attorney General is a party, whether pending or subsequently initiated, relating to market timing or late trading. JCM Entities shall use their best efforts to ensure that all current and former officers, directors, trustees, agents and employees of JCM Entities also fully and promptly cooperate with the Attorney General.

     2. Cooperation shall include, without limitation:

         (a) production, voluntarily and without service of subpoena, of all documents or other tangible evidence requested by the Attorney General and any compilations or summaries of information or data that the Attorney General requests be prepared, with the exception of any information or documents with respect to which the JCM Entities have a statutory or contractual obligation of confidentiality to persons or entities who are not parties to this Assurance of Discontinuance (“Confidential Information”) and information or documents protected by the attorney-client and/or work product privileges (“Privileged Information”);

         (b) without the necessity of a subpoena, having the then-current officers, directors, and employees of JCM Entities attend any proceedings in New York State or elsewhere at which the presence of any such persons is requested by the Attorney General and having such then-current officers, directors, and employees answer any and all inquiries that may be put by the Attorney General to any of them at any proceedings or otherwise (“proceedings” include, but are not limited to, any meetings, interviews, depositions, hearings, trials or other proceedings), except to the extent to which such inquiries call for the disclosure of Confidential Information or Privileged Information;

         (c) JCM Entities using their best efforts to cause then-current and former trustees and agents, as well as former officers, directors, and employees of JCM Entities to attend any proceedings in New York State or elsewhere at which the presence of any such persons is requested by the Attorney General and to answer any and all inquiries that may be put by the

Attorney General to any of them at any proceedings or otherwise, except to the extent to which such inquiries call for the disclosure of Confidential Information or Privileged Information;

         (d) fully, fairly and truthfully disclosing all information and producing all records and other evidence in its possession relevant to all inquiries made by the Attorney General, except to the extent to which such inquiries call for the disclosure of Confidential Information or Privileged Information;

         (e) making JCM’s outside counsel reasonably available to provide comprehensive presentations concerning any internal investigation relating to all matters in this Assurance of Discontinuance and to answer questions, except to the extent to which such presentations or questions call for the disclosure of Confidential Information or Privileged Information.

     3. All communications relating to cooperation pursuant to this Assurance of Discontinuance may be made to JCM Entities’ attorneys as follows:

Gibson, Dunn & Crutcher LLP 1050 Connecticut Avenue, N.W. Washington D.C. 20036-5306 Attention: John H. Sturc, Esq.	Gibson, Dunn & Crutcher LLP 333 South Grand Avenue Los Angeles, CA 90071 Attention: James P. Clark, Esq.

with a copy to:	Janus Capital Group Inc. 151 Detroit Street Denver, CO 80206 Attention: General Counsel

     4. In the event JCM Entities fail to comply with this section of the Assurance of Discontinuance, the Attorney General, after written notice and a 15-day opportunity to cure, shall be entitled, in addition to any other remedies in the Assurance of Discontinuance or otherwise, to: (a) liquidated damages of $100,000 for each day that JCM Entities are in non-compliance; and (b) specific performance.

     C. No Indemnification

     1. Except as otherwise required by applicable law, or by presently existing written agreement, including, but not limited to, presently existing articles of incorporation and presently existing bylaws of JCM and/or its affiliates, JCM shall not make any payments of indemnification or allowances of expenses respecting “market timing” and “late trading” transactions to any person, including, without limitation, current or former directors, officers, employees or agents. However, any such payments by JCM required by applicable law or by such presently existing written agreements (as described in this Paragraph II.C.1), shall be payable at the time and in the manner of JCM’ s choosing.

     2. Nothing in this Assurance of Discontinuance shall prevent or limit JCM from indemnifying the Trusts or their successors in connection with any business combination, merger or otherwise.

     D. Miscellaneous Provisions

     1. This Assurance of Discontinuance and any dispute related thereto shall be governed by the laws of the State of New York without regard to any conflicts of laws principles.

     2. No failure or delay by the Attorney General in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative.

     3. JCM consents to the jurisdiction of the Attorney General in any proceeding or action to enforce this Assurance of Discontinuance.

     4. JCM enters into this Assurance of Discontinuance voluntarily and represents that no threats, offers, promises or inducements of any kind have been made by the Attorney General or any member, officer, employee, agent or representative of the Attorney General to induce JCM to enter into this Assurance of Discontinuance.

     5. JCM agrees not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any finding in this Assurance of Discontinuance or creating the impression that this Assurance of Discontinuance is without factual basis. Nothing in this Paragraph affects JCM’s: (a) testimonial obligations; or (b) right to take legal or factual positions in any legal or administrative proceeding in which the Attorney General is not a party.

     6. This Assurance of Discontinuance may be changed, amended or modified only by a writing signed by all parties hereto.

     7. This Assurance of Discontinuance, together with the attached schedules, constitutes the entire agreement between the Attorney General and JCM and supersedes any prior communication, understanding or agreement, whether written or oral, concerning the subject matter of this Assurance of Discontinuance.

     8. This Assurance of Discontinuance shall be binding upon JCM and its successors, assigns, and/or purchasers of all or substantially all its assets (“Successors”) for as long as JCM or any Successor continues to provide investment advisory services to the Funds or Trusts or any successors thereof (including any funds with which a Fund is merged or its assets are transferred, or any reorganized mutual fund into which the assets of any Fund are transferred) provided, however, that any Successor to JCM may petition the Attorney General and obtain relief from such undertakings.

     9. This Assurance of Discontinuance shall be effective and binding only when this Assurance of Discontinuance is signed by all parties. This Assurance of Discontinuance may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

     WHEREFORE, the following signatures are affixed hereto on the dates set forth below.

Dated: August 9, 2004

Janus Capital Management, LLC
By:	/s/ Girard C. Miller
Girard C. Miller
Chief Operating Officer

Dated: August 9, 2004

ELIOT SPITZER, Attorney General of the State of New York
By:	/s/ Maria Filipakis
Maria Filipakis
Assistant Attorney General Investment Protection Bureau

ACKNOWLEDGMENT

STATE OF Colorado COUNTY OF Denver	) ) )	:ss.

On this 9th day of August, 2004, before me personally came Girard C. Miller, known to me, who, being duly sworn by me, did depose and say that he or she is Chief Operating Officer of Janus Capital Management LLC, the entity described in the foregoing Assurance of Discontinuance, is duly authorized by Janus Capital Management LLC to execute the same, and that he or she signed his name in my presence by like authorization.

/s/ Lisa A. Neison
Notary Public
My commission expires: 6/22/07

Dated: August 9th, 2004

Schedule A

JANUS INVESTMENT FUND

FUND NAME
Janus Balanced Fund
Janus Enterprise Fund
Janus Core Equity Fund
Janus Federal Tax Exempt Fund
Janus Flexible Income Fund
Janus Fund
Janus Global Life Sciences Fund
Janus Global Opportunities Fund
Janus Global Technology Fund
Janus Government Money Market Fund (Investor Shares)
Janus Government Money Market Fund (Institutional Shares)
Janus Government Money Market Fund (Service Shares)
Janus Growth and Income Fund
Janus High Yield Fund
Janus Institutional Cash Reserves Fund
Janus Mercury Fund
Janus Mid Cap Value Fund (Institutional Shares)
Janus Mid Cap Value Fund (Investor Shares)
Janus Money Market Fund (Investor Shares)
Janus Money Market Fund (Institutional Shares)
Janus Money Market Fund (Service Shares)
Janus Olympus Fund
Janus Orion Fund
Janus Overseas Fund
Janus Risk Managed Stock Fund
Janus Short-Term Bond Fund
Janus Small Cap Value Fund (Institutional Shares)
Janus Small Cap Value Fund (Investor Shares)
Janus Special Equity Fund
Janus Tax Exempt Money Market Fund (Investor Shares)
Janus Tax Exempt Money Market Fund (Institutional Shares)
Janus Tax Exempt Money Market Fund (Service Shares)
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund

JANUS ASPEN SERIES

FUND NAME
Balanced Portfolio (Institutional Shares)
Balanced Portfolio (Service Shares)
Capital Appreciation Portfolio (Institutional Shares)
Capital Appreciation Portfolio (Service Shares)
Core Equity Portfolio (Institutional Shares)
Core Equity Portfolio (Service Shares)
Flexible Income Portfolio (Institutional Shares)
Flexible Income Portfolio (Service Shares)
Global Life Sciences Portfolio (Institutional Shares)
Global Life Sciences Portfolio (Service Shares)
Global Technology Portfolio (Institutional Shares)
Global Technology Portfolio (Service Shares)
Global Technology Portfolio (Service C Shares)
Growth Portfolio (Institutional Shares)
Growth Portfolio (Service Shares)
Growth and Income Portfolio (Institutional Shares)
Growth and Income Portfolio (Service Shares)
International Growth Portfolio (Institutional Shares)
International Growth Portfolio (Service Shares)
International Growth Portfolio (Service C Shares)
Foreign Stock Portfolio (Service Shares)
Mid Cap Growth Portfolio (Institutional Shares)
Mid Cap Growth Portfolio (Service Shares)
Mid Cap Value Portfolio (Institutional Shares)
Mid Cap Value Portfolio (Service Shares)
Money Market Portfolio (Institutional Shares)
Money Market Portfolio (Service Shares)
Risk-Managed Core Portfolio (Service Shares)
Risk-Managed Growth Portfolio (Service Shares)
Small Company Value Portfolio (Service Shares)
Worldwide Growth Portfolio (Institutional Shares)
Worldwide Growth Portfolio (Service Shares)
Worldwide Growth Portfolio (Service C Shares)

JANUS ADVISER SERIES

FUND NAME
Janus Adviser Balanced Fund (Class I Shares)
Janus Adviser Balanced Fund (Class C Shares)
Janus Adviser Capital Appreciation (Class I Shares)
Janus Adviser Capital Appreciation (Class C Shares)
Janus Adviser Core Equity Fund (Class I Shares)
Janus Adviser Core Equity Fund (Class C Shares)
Janus Adviser Flexible Income Fund (Class I Shares)
Janus Adviser Flexible Income Fund (Class C Shares)
Janus Adviser Growth Fund (Class I Shares)
Janus Adviser Growth Fund (Class C Shares)
Janus Adviser Growth and Income Fund (Class I Shares)
Janus Adviser Growth and Income Fund (Class C Shares)
Janus Adviser International Growth Fund (Class I Shares)
Janus Adviser International Growth Fund (Class C Shares)
Janus Adviser Foreign Stock Fund (Class I Shares)
Janus Adviser Foreign Stock Fund (Class C Shares)
Janus Adviser Mid Cap Growth Fund (Class I Shares)
Janus Adviser Mid Cap Growth Fund (Class C Shares)
Janus Adviser Mid Cap Value Fund (Class I Shares)
Janus Adviser Mid Cap Value Fund (Class C Shares)
Janus Adviser Money Market Fund (Class I Shares)
Janus Adviser Money Market Fund (Class C Shares)
Janus Adviser Risk-Managed Core Fund (Class I Shares)
Janus Adviser Rick-Managed Core Fund (Class C Shares)
Janus Adviser Risk-Managed Growth Fund (Class I Shares)
Janus Adviser Risk-Managed Growth Fund (Class C Shares)
Janus Adviser Small Company Value Fund (Class I Shares)
Janus Adviser Small Company Value Fund (Class C Shares)
Janus Adviser Worldwide Fund (Class I Shares)
Janus Adviser Worldwide Fund (Class C Shares)

SCHEDULE B

		Contractual	Net Management	Contractual	Net Management
	Assets as	Fee Rate	Fee Rate as of	Fee Rates	Fee Rate as of	Fee
Affected Funds	of 5/31/04	as of 5/31/04	5/31/04*	as of 7/1/04	7/1/04*	Reduction ($)
Janus Fund		0.65		0.64
Janus Balanced Fund		0.65		0.55
Janus Core Equity Fund		0.65		0.60
Janus Enterprise Fund		0.65		0.64
Janus Global Life Sciences Fund		0.65		0.64
Janus Global Opportunities Fund		0.65		0.64
Janus Global Technology Fund		0.65		0.64
Janus Growth and Income Fund		0.65		0.62
Janus Mercury Fund		0.65		0.64
Janus Mid Cap Value Fund		0.65		0.64
Janus Olympus Fund		0.65		0.64
Janus Orion Fund		0.65		0.64
Janus Overseas Fund		0.65		0.64
Janus Risk-Managed Stock Fund		0.65		0.50
Janus Small Cap Value Fund		0.65		0.72
Janus Special Equity Fund		0.65		0.64
Janus Twenty Fund		0.65		0.64
Janus Venture Fund		0.65		0.64
Janus Worldwide Fund		0.65		0.60
		First $300 million 0.60		First $300 million 0.50
Janus Federal Tax-Exempt Fund		Over $300 Million 0.55		Over $300 Million 0.45
		First $300 million 0.65		First $300 million 0.58
Janus Flexible Income Fund		Over $300 Million 0.55		Over $300 Million 0.48
		First $300 million 0.75		First $300 million 0.65
Janus High-Yield Fund		Over $300 Million 0.65		Over $300 Million 0.55
		First $300 million 0.65		First $300 million 0.64
Janus Short-Term Bond Fund		Over $300 Million 0.55		Over $300 Million 0.54
Janus Adviser Balanced Fund		0.65		0.55
Janus Adviser Capital Appreciation Fund		0.65		0.64
Janus Adviser Core Equity Fund		0.65		0.60
Janus Adviser Foreign Stock Fund		0.65		0.64
Janus Adviser Growth Fund		0.65		0.64
Janus Adviser Growth and Income Fund		0.65		0.62
Janus Adviser International Growth Fund		0.65		0.64
Janus Adviser Mid Cap Growth Fund		0.65		0.64
Janus Adviser Mid Cap Value Fund		0.65		0.64
Janus Adviser Risk-Managed Core Fund		0.65		0.50
Janus Adviser Risk-Managed Growth Fund		0.65		0.50
Janus Adviser Small Company Value Fund		0.75		0.74

SCHEDULE B

Janus Adviser Worldwide Fund	0.65	0.60
	First $300 million 0.60	First $300 million 0.50
Janus Adviser Flexible Income Fund	Over $300 Million 0.55	Over $300 Million 0.40
Janus Aspen Balanced Portfolio	0.65	0.55
Janus Aspen Capital Appreciation Portfolio	0.65	0.64
Janus Aspen Core Equity Portfolio	0.65	0.60
Janus Aspen Foreign Stock Portfolio	0.65	0.64
Janus Aspen Global Life Sciences Portfolio	0.65	0.64
Janus Aspen Global Technology Portfolio	0.65	0.64
Janus Aspen Growth Portfolio	0.65	0.64
Janus Aspen Growth and Income Portfolio	0.65	0.62
Janus Aspen International Growth Portfolio	0.65	0.64
Janus Aspen Mid Cap Growth Portfolio	0.65	0.64
Janus Aspen Mid Cap Value Portfolio	0.65	0.64
Janus Aspen Risk-Managed Core Portfolio	0.65	0.50
Janus Aspen Risk-Managed Growth Portfolio	0.65	0.50
Janus Aspen Small Company Value Portfolio	0.75	0.74
Janus Aspen Worldwide Portfolio	0.65	0.60
	First $300 million 0.60	First $300 million 0.55
Janus Aspen Flexible Income Portfolio	Over $300 Million 0.55	Over $300 Million 0.45
			Total	($25,000,000)

* The “Net Management Fee Rate” is the contractual fee rate less any applicable contractual waivers or reimbursements by JCM or its affiliates.